Basic and diluted earnings (loss) per share	12 Months Ended
Dec. 31, 2023
Notes and other explanatory information [abstract]
Basic and diluted earnings (loss) per share

Note	13 | Basic and diluted earnings (loss) per share

Basic

The basic earnings (loss) per share is calculated by dividing the profit (loss) attributable to the holders of the Company’s equity instruments by the weighted average number of common shares outstanding as of December 31, 2023, 2022 and 2021, excluding common shares purchased by the Company and held as treasury shares.

The basic earnings (loss) per share coincides with the diluted earnings (loss) per share, inasmuch as the Company has issued neither preferred shares nor Corporate Notes convertible into common shares.

	12.31.23	12.31.22	12.31.21
Income (Loss) for the year attributable to the owners of the Company	48,371	(54,398)	(129,475)
Weighted average number of common shares outstanding	875	875	875
Basic and diluted income (loss) per share – in pesos	55.28	(62.17)	(147.97)